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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 24, 2002
(Date of earliest event reported)


Commission File No. 333-97547



                    Bank of America Mortgage Securities, Inc.
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        Delaware                                           94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


      201 North Tryon Street, Charlotte, North Carolina, 28255
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      Address of principal executive offices            (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.    Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.


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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
    (99)                               Computational Materials prepared by
                                       Banc of America Securities LLC in
                                       connection with Bank of America Mortgage
                                       Securities, Inc., Mortgage Pass-Through
                                       Certificates, Series 2002-J

                                      -3-



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANK OF AMERICA MORTGAGE
                                           SECURITIES, INC.


September 24, 2002

                                           By:  /s/ Judy Lowman
                                               ----------------------------
                                               Judy Lowman
                                               Vice President


                                       -4-


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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.        Description                                  Electronic (E)
-----------        -----------                                  --------------

   (99)            Computational Materials prepared by Banc           P
                   of America Securities LLC in connection
                   with Bank of America Mortgage
                   Securities, Inc., Mortgage Pass-
                   Through Certificates, Series 2002-J


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